Exhibit 10.1.2

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Amendment”) is made as of this 8th day of November, 2011 (the “Second Amendment Effective Date”) by and among (a) (i) ENERNOC, INC., a Delaware corporation (“EnerNOC”) and (ii) ENOC SECURITIES CORPORATION, a Massachusetts corporation (“ENOC Securities”) (hereinafter, EnerNOC and ENOC Securities are, jointly and severally, individually and collectively, referred to as the “Borrower”), (b) the Lenders party hereto, (c) the several banks and other financial institutions or entities from time to time parties hereto (the “Lenders”), (d) SILICON VALLEY BANK (“SVB”), as Administrative Agent; (e) SVB, as an Issuing Lender; and (f) SVB, as Swingline Lender.

W I T N E S S E T H:

WHEREAS, the parties hereto are party to that certain Credit Agreement dated as of April 15, 2011, as amended by a First Amendment to Credit Agreement dated as of June 30, 2011 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to modify and amend certain terms and conditions of the Credit Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2. Amendments to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by adding the following definitions in alphabetical order in Section 1.1 thereof:

““Dollar Equivalent”: at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by the Administrative Agent at such time based upon the then applicable exchange rate reported by Bloomberg Financial Services Reporting for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

“Foreign Currency”: lawful money of a country other than the United States.

“Foreign Currency L/C”: as defined in Section 3.1(a)(i).

“Holdover Letter of Credit”: as defined in Section 3.1(a)(i).”

3. Amendments to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by deleting the following definitions in Section 1.1 thereof:

““Available Revolving Commitment”: an amount equal to (a) the Total Revolving Commitments, minus (b) the aggregate undrawn amount of all outstanding Letters of Credit at such time and the aggregate amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans at such time, minus (c) the outstanding principal balance of any Revolving Loans, minus (d) the outstanding principal balance of any Swingline Loans.

“L/C Commitment”: as to any L/C Lender, the obligation of such L/C Lender, if any, to purchase an undivided interest in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit (including to make payments with respect to draws made under any Letter of Credit pursuant to Section 3.5(b)) in an aggregate principal amount not to exceed the amount set forth under the heading “L/C Commitment” opposite such L/C Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such L/C Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The L/C Commitment is a sublimit of the Revolving Commitment and the L/C Commitments shall not exceed the Available Revolving Commitment at any time.

“L/C Exposure”: at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans at such time. The L/C Exposure of any L/C Lender at any time shall equal its L/C Percentage of the aggregate L/C Exposure at such time.

“Revolving Extensions of Credit”: as to any Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans held by such Lender then outstanding, (b) the aggregate undrawn amount of all outstanding Letters of Credit at such time and the aggregate amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans at such time and (c) such Lender’s Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding.

“Total L/C Commitment”: at any time, the sum of all L/C Commitments at such time, as the same may be reduced from time to time pursuant to Section 2.6 or 3.5(b). The initial amount of the Total L/C Commitments on the Closing Date is $75,000,000. The Total L/C Commitment is a sublimit of the Total Revolving Commitment.”

and inserting the following definitions in lieu thereof:

““Available Revolving Commitment”: an amount equal to (a) the Total Revolving Commitments, minus (b) the aggregate undrawn Dollar Equivalent amount of all outstanding Letters of Credit at such time and the aggregate Dollar Equivalent amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans at such time, minus (c) the outstanding principal balance of any Revolving Loans, minus (d) the outstanding principal balance of any Swingline Loans.

“L/C Commitment”: as to any L/C Lender, the obligation of such L/C Lender, if any, to purchase an undivided interest in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit (including to make payments with respect to draws made under any Letter of Credit pursuant to Section 3.5(b)) in an aggregate Dollar Equivalent principal amount not to exceed the amount set forth under the heading “L/C Commitment” opposite such L/C Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such L/C Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The L/C Commitment is a sublimit of the Revolving Commitment and the L/C Commitments shall not exceed the Available Revolving Commitment at any time.

“L/C Exposure”: at any time, the sum of (a) the aggregate undrawn Dollar Equivalent amount of all outstanding Letters of Credit at such time plus (b) the aggregate Dollar Equivalent amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans at such time. The L/C Exposure of any L/C Lender at any time shall equal its L/C Percentage of the aggregate L/C Exposure at such time.

“Revolving Extensions of Credit”: as to any Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans held by such Lender then outstanding, (b) the Dollar Equivalent of the aggregate undrawn amount of all outstanding Letters of Credit at such time and the aggregate Dollar Equivalent amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans at such time and (c) such Lender’s Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding.

“Total L/C Commitment”: at any time, the sum of all L/C Commitments at such time, as the same may be reduced from time to time pursuant to Section 2.6 or 3.5(b). The initial Dollar Equivalent amount of the Total L/C Commitments on the Closing Date is $75,000,000. The Total L/C Commitment is a sublimit of the Total Revolving Commitment.”

4. Amendments to Section 3.1(a) of the Credit Agreement. The Credit Agreement is hereby amended by deleting the following language contained in Section 3.1(a) thereof:

“(a) Subject to the terms and conditions hereof, the Issuing Lender agrees to issue letters of credit (“Letters of Credit”) for the account of the Borrower on any Business Day during the Letter of Credit Availability Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, the L/C Exposure would exceed either the Total L/C Commitment or the Available Revolving Commitment at such time. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five (5) Business Days prior to the Letter of Credit Maturity Date; provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above) subject to the Borrower’s satisfaction of the conditions set forth in Section 5.2 at the time of any such renewal. If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the date that is five (5) Business Days prior to the Letter of Credit Maturity Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 3.1(b) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 5.2 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

and inserting the following language in lieu thereof:

“(a) Subject to the terms and conditions hereof, the Issuing Lender agrees to issue letters of credit (“Letters of Credit”) for the account of the Borrower on any Business Day during the Letter of Credit Availability Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, the L/C Exposure would exceed either the Total L/C Commitment or the Available Revolving Commitment at such time. Each Letter of Credit shall (i) be denominated in Dollars, or in the discretion of the Issuing Lender, a Foreign Currency; provided that (A) the Dollar Equivalent of each Letter of Credit denominated in Foreign Currency (each, a “Foreign Currency L/C”) shall be reported by the Issuing Bank to the Administrative Agent (unless the Administrative Agent is the Issuing Lender) promptly upon the issuance of such Foreign Currency L/C and monthly within seven (7) Business Days prior to the end of each month (including the month of issuance) or more frequently upon the request of the Administrative Agent and (B) the Dollar Equivalent of the aggregate face amount of all Foreign Currency L/Cs shall not exceed $20,000,000 at any time; and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five (5) Business Days prior to the Letter of Credit Maturity Date; except that (A) any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above) subject to the Borrower’s satisfaction of the conditions set forth in Section 5.2 at the time of any such renewal and (B) a Letter of Credit may expire on a date that is up to 365 days after the Letter of Credit Maturity Date (each such Letter of Credit, a “Holdover Letter of Credit”) if, on or before the date that is five (5) Business Days prior to the Letter of Credit Maturity Date, the Borrower provides to the Issuing Lender cash collateral in an amount equal to 105% of the Dollar Equivalent of the face amount of such Letter of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by the Issuing Lender in its sole discretion), to secure all of the Obligations relating to such Letter of Credit; provided that the Dollar Equivalent of the aggregate face amount of all Holdover Letters of Credit shall not exceed $50,000,000 at any time; and provided, further, that following the Letter of Credit Maturity Date, the Issuing Bank may recalculate the Dollar Equivalent of the face amount of any Foreign Currency L/C at any time and, to the extent that the cash collateral previously provided by the Borrower is equal to less than 105% of the Dollar Equivalent of the face amount of such Foreign Currency L/C plus all interest, fees, and costs due or to become due in connection therewith (as estimated by the Issuing Lender in its sole discretion), the Borrower shall immediately provide sufficient additional cash collateral to the Issuing Bank to make up for this shortfall. In addition, if the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the date that is five (5) Business Days prior to the Letter of Credit Maturity Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 3.1(b) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 5.2 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.”

5. Amendments to Section 3.1(b) of the Credit Agreement. The Credit Agreement is hereby amended by deleting the following language contained in Section 3.1(b)(iii) thereof:

“(iii) except as otherwise agreed by the Administrative Agent and the Issuing Lender, the Letter of Credit is in an initial stated amount less than $100,000, in the case of a commercial Letter of Credit, or $500,000, in the case of a standby Letter of Credit;

and inserting the following language in lieu thereof:

“(iii) except as otherwise agreed by the Administrative Agent and the Issuing Lender, the Letter of Credit is in an initial Dollar Equivalent stated amount less than $100,000, in the case of a commercial Letter of Credit, or $500,000, in the case of a standby Letter of Credit;

6. Amendments to Section 3.1(d) of the Credit Agreement. The Credit Agreement is hereby amended by deleting the following language contained in Section 3.1(d) thereof:

“(d) Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of

Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.”

and inserting the following language in lieu thereof:

“(d) Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum Dollar Equivalent of the stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.”

7. Amendments to Section 3.3(a) of the Credit Agreement. The Credit Agreement is hereby amended by deleting the following language contained in Section 3.1(d) thereof:

“(a) The Borrower agrees to pay to the Administrative Agent, for the account of the L/C Lenders, with respect to each outstanding Letter of Credit issued for the account of (or at the request of) the Borrower letter of credit fees at the Applicable Margin applicable to Eurodollar Loans on the drawable amount of such Letter of Credit, payable quarterly in arrears on the last Business Day of March, June, September and December of each year and on the Letter of Credit Maturity Date (each, an “L/C Fee Payment Date”) after the issuance date of such Letter of Credit, as well as the Issuing Lender’s standard and reasonable fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit issued for the account of (or at the request of) the Borrower or processing of drawings thereunder, including, without limitation, a fronting fee for the issuance or renewal of Letters of Credit of one-eighth of one percent (0.125%) per annum of the face amount of each Letter of Credit issued, upon the issuance, each anniversary of the issuance, and the renewal of such Letter of Credit by the issuing Lender (collectively, the “Issuing Lender Fees”). Notwithstanding the foregoing, with respect to Existing Letters of Credit, Issuing Lender Fees shall not be charged for the remaining term of such Existing Letters of Credit; provided that upon renewal of an Existing Letter of Credit, such Existing Letter of Credit shall accrue Issuing Lender Fees as set forth above. All Issuing Lender Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.”

and inserting the following language in lieu thereof:

“(a) The Borrower agrees to pay to the Administrative Agent, for the account of the L/C Lenders, with respect to each outstanding Letter of Credit issued for the account of (or at the request of) the Borrower letter of credit fees in Dollars at the Applicable Margin applicable to Eurodollar Loans on the Dollar Equivalent of the drawable amount of such Letter of Credit, payable quarterly in arrears on the last Business Day of March, June, September and December of each year and on the Letter of Credit Maturity Date (each, an “L/C Fee Payment Date”) after the issuance date of such Letter of Credit, as well as the Issuing Lender’s standard and reasonable fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit issued for the account of (or at the request of) the Borrower or processing of drawings thereunder, including, without limitation, a fronting fee for the issuance or renewal of Letters of Credit of one-eighth of one percent (0.125%) per annum of the face amount of each Letter of Credit issued, upon the issuance, each anniversary of the issuance, and the renewal of such Letter of Credit by the issuing Lender (collectively, the “Issuing Lender Fees”). Notwithstanding the foregoing, with respect to Existing Letters of Credit, Issuing Lender Fees shall not be charged for the remaining term of such Existing Letters of Credit; provided that upon renewal of an Existing Letter of Credit, such Existing Letter of Credit shall accrue Issuing Lender Fees as set forth above. All Issuing Lender Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.”

8. Amendments to Section 3.4 of the Credit Agreement. The Credit Agreement is hereby amended by deleting the following language contained in Section 3.1(d) thereof:

“L/C Participations. The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Lender, and, to induce the Issuing Lender to issue Letters of Credit, each L/C Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions set forth below, for such L/C Lender’s own account and risk an undivided interest equal to such L/C Lender’s L/C Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Lender agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower pursuant to Section 3.5(a), such L/C Lender shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Lender’s L/C Percentage of the amount of such draft, or any part thereof, that is not so reimbursed. Each L/C Lender’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Lender may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.”

and inserting the following language in lieu thereof:

“L/C Participations. The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Lender, and, to induce the Issuing Lender to issue Letters of Credit, each L/C Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions set forth below, for such L/C Lender’s own account and risk an undivided interest equal to such L/C Lender’s L/C Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit and the Dollar Equivalent of the amount of each draft paid by the Issuing Lender thereunder. Each L/C Lender agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower pursuant to Section 3.5(a), such L/C Lender shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Lender’s L/C Percentage of the Dollar Equivalent of the amount of such draft, or any part thereof, that is not so reimbursed. Each L/C Lender’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Lender may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.”

9. Amendments to Sections 3.5(a) and (b) of the Credit Agreement. The Credit Agreement is hereby amended by deleting the following language contained in Section 3.1(d) thereof:

“(a) If the Issuing Lender shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall pay or cause to be paid to the Issuing Lender an amount equal to the entire amount of such L/C Disbursement not later than the immediately following Business Day. Each such payment shall be made to the Issuing Lender at its address for notices referred to herein in Dollars and in immediately available funds.

(b) If the Issuing Lender shall not have received from the Borrower the payment that it is required to make pursuant to Section 3.5(a) with respect to a Letter of Credit within the time specified in such Section, the Issuing Lender will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each L/C Lender of such L/C Disbursement and its L/C Percentage thereof, and each L/C Lender shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Lender’s L/C Percentage of such L/C Disbursement; upon such payment pursuant to this paragraph to reimburse the Issuing Lender for any L/C Disbursement, the Borrower shall be required to reimburse the L/C Lenders for such payments (including interest accrued thereon from the date of such payment until the date of such reimbursement at the rate applicable to Revolving Loans that are ABR Loans plus (two percent (2.00%) per annum) on demand; provided that if at the time of and after giving effect to such payment by the L/C Lenders, the conditions to borrowings and Revolving Loan Conversions set forth in Section 5.2 are satisfied, the Borrower may, by written notice to the Administrative Agent certifying that such conditions are satisfied and that all interest owing under this paragraph has been paid, request that such payments by the L/C Lenders be converted into Revolving Loans (a “Revolving Loan Conversion”), in which case, if such conditions are in fact satisfied, the L/C Lenders shall be deemed to have extended, and the Borrower shall be deemed to have accepted, a Revolving Loan in the aggregate principal amount of such payment without further action on the part of any party, and the Total L/C Commitments shall be permanently reduced by such amount; any amount so paid pursuant to this paragraph shall, on and after the payment date thereof, be deemed to be Revolving Loans for all purposes hereunder; provided that the Issuing Lender, at its option, may effectuate a Revolving Loan Conversion regardless of whether the conditions to borrowings and Revolving Loan Conversions set forth in Section 5.2 are satisfied.”

and inserting the following language in lieu thereof:

“(a) If the Issuing Lender shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall pay or cause to be paid to the Issuing Lender an amount equal to the Dollar Equivalent of the entire amount of such L/C Disbursement not later than the immediately following Business Day. Each such payment shall be made to the Issuing Lender at its address for notices referred to herein in Dollars and in immediately available funds.

(b) If the Issuing Lender shall not have received from the Borrower the payment that it is required to make pursuant to Section 3.5(a) with respect to a Letter of Credit within the time specified in such Section, the Issuing Lender will promptly notify the Administrative Agent of the Dollar Equivalent of the L/C Disbursement and the Administrative Agent will promptly notify each L/C Lender of such L/C Disbursement and its L/C Percentage thereof, and each L/C Lender shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Lender’s L/C Percentage of the Dollar Equivalent of such L/C Disbursement; upon such payment pursuant to this paragraph to reimburse the Issuing Lender for any L/C Disbursement, the Borrower shall be required to reimburse the L/C Lenders for such payments in Dollars (including interest accrued thereon from the date of such payment until the date of such reimbursement at the rate applicable to Revolving Loans that are ABR Loans plus (two percent (2.00%) per annum) on demand; provided that if at the time of and after giving effect to such payment by the L/C Lenders, the conditions to borrowings and Revolving Loan Conversions set forth in Section 5.2 are satisfied, the Borrower may, by written notice to the Administrative Agent certifying that such conditions are satisfied and that all interest owing under this paragraph has been paid, request that such payments by the L/C Lenders be converted into Revolving Loans (a “Revolving Loan Conversion”), in which case, if such conditions are in fact satisfied, the L/C Lenders shall be deemed to have extended, and the Borrower shall be deemed to have accepted, a Revolving Loan in the aggregate principal amount of such payment without further action on the part of any party, and the Total L/C Commitments shall be permanently reduced by such amount; any amount so paid pursuant to this paragraph shall, on and after the payment date thereof, be deemed to be Revolving Loans for all purposes hereunder; provided that the Issuing

Lender, at its option, may effectuate a Revolving Loan Conversion regardless of whether the conditions to borrowings and Revolving Loan Conversions set forth in Section 5.2 are satisfied.”

10. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a)	This Amendment shall have been duly executed and delivered by the respective parties hereto. The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

(b)	All necessary consents and approvals to this Amendment shall have been obtained.

(c)	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)	After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(e)	All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to the Administrative Agent, in its sole discretion.

11. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified reasonably could be expected to have a Material Adverse Effect on the Borrower or its business, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(b) The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action (ii) do not and will not (A) violate any material provision of federal, state or local law, rule or regulation, or any order, judgment, decree, writ, injunction or award of any arbitrator, court or Governmental Authority finding on it or its Subsidiaries, the governing documents of it or its Subsidiaries, or any order, judgment or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material Contractual Obligation of it or its Subsidiaries, except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Borrower or its business, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Group Member, other than permitted Liens, or (D) require any approval of any Group Member’s interest holders or any approval or consent of any Person under any material Contractual Obligation of any Group Member, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material Contractual Obligations, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Borrower or its business.

(c) No authorization or approval or other action by, and no notice to or filing with, a Governmental Authority is required in connection with the due execution, delivery and performance by it of this Amendment or any other Loan Document to which it is or will be a party.

(d) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Person that is a party thereto, will be the legally valid and binding obligation of such

Person, enforceable against such Person in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Group Member.

(f) The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(g) This Amendment has been entered into without force or duress, of the free will of the Borrower, and the decision of the Borrower to enter into this Amendment is a fully informed decision and the Borrower is aware of all legal and other ramifications of each decision.

(h) The Borrower has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

12. Collateral Information Certificate. The Borrower has delivered an updated Collateral Information Certificate dated as of November 7, 2011 (“Second Updated Collateral Information Certificate”), which Second Updated Collateral Information Certificate shall supersede in all respects that certain Updated Collateral Information Certificate dated as of June 30, 2011 delivered by the Borrower to the Administrative Agent. The parties agree that all references in the Credit Agreement to “Collateral Information Certificate” with respect to Borrower shall hereinafter be deemed to be a reference to the Second Updated Collateral Information Certificate.

13. Payment of Costs and Fees. The Borrower shall pay to the Administrative Agent and each Lender all reasonable costs, out-of-pocket expenses, and fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto. In addition thereto, the Borrower agrees to reimburse the Administrative Agent and each Lender on demand for its reasonable costs arising out of this Amendment and all documents or instruments relating hereto (which costs include, without limitation, the reasonable fees and expenses of any attorneys retained by the Administrative Agent or any Lender).

14. Release by Group Members. The Borrower hereby acknowledges and agrees that as of the date hereof to the knowledge of the Borrower, the Borrower has no offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender with respect to the Obligations, or otherwise, and that if the Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES the Administrative Agent and each Lender from any liability thereunder.

15. Choice of Law. This Amendment and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

16. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

17. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

18. Effect on Loan Documents.

(a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. The consents, modifications and other agreements herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents, and shall not operate as a consent or waiver to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments, consents, modifications and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b) Upon and after the Amendment Closing Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d) This Amendment is a Loan Document.

(e) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

19. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

20. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

21. Reaffirmation of Obligations. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. The Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Lenders and the Issuing Lender, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof.

22. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.

23. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER

ENERNOC, INC.

By:	/s/ Timothy Weller
Name: Timothy Weller
Title: CFO

ENOC SECURITIES CORPORATION

By:	/s/ Timothy Weller
Name: Timothy Weller
Title: Treasurer

[Signature Page to Second Amendment to Credit Agreement]

SILICON VALLEY BANK,
as Administrative Agent, Issuing Lender, Swingline Lender and as a Lender

By:	/s/ Win Bear
Name: Win Bear
Title: Deal Team Leader

[Signature Page to Second Amendment to Credit Agreement]

TD BANK, N.A.
As a Lender

By:	/s/ Amy LeBlanc Hackett
Name: Amy LeBlanc Hackett
Title: SVP

[Signature Page to Second Amendment to Credit Agreement]

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (this “Amendment”) dated and effective as of December 30, 2011 (the “Second Amendment Effective Date”) by and among (a) (i) ENERNOC, INC., a Delaware corporation (“EnerNOC”) and (ii) ENOC SECURITIES CORPORATION, a Massachusetts corporation (“ENOC Securities”) (hereinafter, EnerNOC and ENOC Securities are, jointly and severally, individually and collectively, referred to as the “Borrower”), (b) the Lenders party hereto, (c) the several banks and other financial institutions or entities from time to time parties hereto (the “Lenders”), (d) SILICON VALLEY BANK (“SVB”), as Administrative Agent; (e) SVB, as an Issuing Lender; and (f) SVB, as Swingline Lender.

W I T N E S S E T H:

WHEREAS, the parties hereto are party to that certain Credit Agreement dated as of April 15, 2011, as amended by a First Amendment to Credit Agreement dated as of June 30, 2011 and as further amended by a Second Amendment to Credit Agreement dated as of November 8, 2011 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to modify and amend certain terms and conditions of the Credit Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2. Amendments to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by deleting the following definition in Section 1.1 thereof:

““EBITDAR”: for any period, (a) the sum, without duplication, of the amounts for such period of (i) Net Income, plus (ii) Interest Expense, plus (iii) provisions for current taxes based on income and payable in cash, plus (iv) total depreciation expense, plus (v) total amortization expense, plus (vi) total rent expense, plus (vii) non-cash stock compensation expense, plus (viii) non-cash impairment of fixed assets.”

and inserting the following definition in lieu thereof:

““EBITDAR”: for any period, (a) the sum, without duplication, of the amounts for such period of (i) Net Income, plus (ii) Interest Expense, plus (iii) provisions for current taxes based on income and payable in cash, plus (iv) total depreciation expense, plus (v) total amortization expense, plus (vi) total rent expense, plus (vii) non-cash stock compensation expense, plus (viii) non-cash impairment of fixed assets, plus (ix) for any period including the fiscal quarter ended December 31, 2011, the termination fees paid by EnerNOC to J.P. Morgan Ventures Energy Corporation (“JPM”) pursuant to that certain Mutual Termination Agreement dated as of December 29, 2011 by and between EnerNOC and JPM, provided that the aggregate amount of such termination fees added back pursuant to this clause (ix) shall not exceed $4,186,000 (of which approximately $3,186,000 was paid by the Borrower in cash in December, 2011 and $1,000,000 was prepaid by the Borrower in 2009).”

3. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a)	This Amendment shall have been duly executed and delivered by the respective parties hereto. The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

1

(b)	All necessary consents and approvals to this Amendment shall have been obtained.

(c)	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)	After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(e)	All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to the Administrative Agent, in its sole discretion.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified reasonably could be expected to have a Material Adverse Effect on the Borrower or its business, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(b) The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action (ii) do not and will not (A) violate any material provision of federal, state or local law, rule or regulation, or any order, judgment, decree, writ, injunction or award of any arbitrator, court or Governmental Authority finding on it or its Subsidiaries, the governing documents of it or its Subsidiaries, or any order, judgment or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material Contractual Obligation of it or its Subsidiaries, except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Borrower or its business, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Group Member, other than permitted Liens, or (D) require any approval of any Group Member’s interest holders or any approval or consent of any Person under any material Contractual Obligation of any Group Member, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material Contractual Obligations, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Borrower or its business.

(c) No authorization or approval or other action by, and no notice to or filing with, a Governmental Authority is required in connection with the due execution, delivery and performance by it of this Amendment or any other Loan Document to which it is or will be a party.

(d) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Person that is a party thereto, will be the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Group Member.

2

(f) The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(g) This Amendment has been entered into without force or duress, of the free will of the Borrower, and the decision of the Borrower to enter into this Amendment is a fully informed decision and the Borrower is aware of all legal and other ramifications of each decision.

(h) The Borrower has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

5. Collateral Information Certificate. The Borrower has delivered an updated Collateral Information Certificate dated as of December 30, 2011 (“Third Updated Collateral Information Certificate”), which Third Updated Collateral Information Certificate shall supersede in all respects that certain Updated Collateral Information Certificate dated as of November 7, 2011 delivered by the Borrower to the Administrative Agent. The parties agree that all references in the Credit Agreement to “Collateral Information Certificate” with respect to Borrower shall hereinafter be deemed to be a reference to the Third Updated Collateral Information Certificate.

6. Amendment Fee; Payment of Costs and Fees. The Borrower shall pay to the Administrative Agent for the account of the Lenders in accordance with their respective Pro Rata Shares, a modification fee equal to Fifteen Thousand Dollars ($15,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower also shall pay to the Administrative Agent and each Lender all reasonable costs, out-of-pocket expenses, and fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto. In addition thereto, the Borrower agrees to reimburse the Administrative Agent and each Lender on demand for its reasonable costs arising out of this Amendment and all documents or instruments relating hereto (which costs include, without limitation, the reasonable fees and expenses of any attorneys retained by the Administrative Agent or any Lender).

7. Release by Group Members. The Borrower hereby acknowledges and agrees that as of the date hereof to the knowledge of the Borrower, the Borrower has no offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender with respect to the Obligations, or otherwise, and that if the Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES the Administrative Agent and each Lender from any liability thereunder.

8. Choice of Law. This Amendment and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

9. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

10. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by

3

telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

11. Effect on Loan Documents.

(a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. The consents, modifications and other agreements herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents, and shall not operate as a consent or waiver to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments, consents, modifications and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b) Upon and after the Amendment Closing Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d) This Amendment is a Loan Document.

(e) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

12. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

13. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

14. Reaffirmation of Obligations. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. The Borrower hereby further ratifies and reaffirms the validity and enforceability of all of

4

the Liens heretofore granted, pursuant to and in connection with the Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Lenders and the Issuing Lender, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof.

15. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.

16. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[SIGNATURE PAGE FOLLOWS]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER

ENERNOC, INC.

By:	/s/ Timothy Weller
Name: Timothy Weller
Title: CFO

ENOC SECURITIES CORPORATION

By:	/s/ Timothy Weller
Name: Timothy Weller
Title: Treasurer

[Signature Page to Third Amendment to Credit Agreement]

SILICON VALLEY BANK,
as Administrative Agent, Issuing Lender, Swingline Lender and as a Lender

By:	/s/ Dave Rodriguez
Name: Dave Rodriguez
Title: SVP

[Signature Page to Third Amendment to Credit Agreement]

TD BANK, N.A.
As a Lender

By:	/s/ Amy LeBlanc Hackett
Name: Amy LeBlanc Hackett
Title: SVP

[Signature Page to Third Amendment to Credit Agreement]